Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Allstate Financial Advisors Separate Account I (the "Account") of Allstate Life Insurance Company (the "Company") on Form N-4 of our report dated February 4, 2004 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to changes in the methods of accounting for embedded derivatives in modified coinsurance agreements and variable interest entities in
2003), relating to the consolidated financial statements and the related financial statement schedules of the Company, appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2003, to its use in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of the Account), which is part of such Registration Statement, and to the use of our reports dated April 12, 2004 relating to the financial statements of the Account and of Allstate Life Insurance Company Separate Account A also appearing in such Statements of Additional Information.

We also consent to the references to us under the heading "Experts" in such Statements of Additional Information.



/s/ Deloitte & Touche LLP


Chicago, Illinois
April 13, 2004


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Exhibit 10(b)

                                   CONSENT OF
                               FOLEY & LARDNER LLP


         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses describing the Putnam Allstate Advisor, Putnam Allstate Advisor Plus, Putnam Allstate Advisor Preferred, Allstate Advisor, Allstate Advisor Plus and Allstate Advisor Preferred contracts included in the initial Form N-4 Registration Statement of Allstate Financial Advisors Separate Account I.

                                            /s/  Foley & Lardner LLP
                                            FOLEY & LARDNER LLP

Washington, D.C.
April 12, 2004